System1 Confirms Receipt of Indication of Interest for
Total Security from Just Develop It

LOS ANGELES, CA – September 6, 2023 – System1, Inc. (NYSE: SST) (“System1” or the “Company”), an omnichannel customer acquisition marketing platform, announced today that it is in receipt of a non-binding indication of interest from Just Develop It Limited (“Just Develop It”) regarding the possible acquisition of Total Security Limited (“Total Security”). The offer consists of $240 million in cash, the assumption of certain potential earnout payments in respect of Total Security and the delivery of approximately 29 million System1 shares held by Just Develop It and related persons.

A special committee of the System1 board of directors has been formed that will evaluate among other things, this non-binding indication of interest. The special committee, together with its advisors, Solomon Partners and Weil, Gotshal & Manges LLP, are evaluating the offer and considering alternatives. There can be no assurance that the transaction described in the non-binding indication of interest, or any other transaction, will be completed or, if so, as to the timing, price and other terms and conditions of any such transaction. The Company does not intend to disclose developments with respect to this matter until such time as the board of directors approves a transaction or otherwise deems further disclosure appropriate, except as required by law or other regulatory requirements.

About System1, Inc.
System1 combines best-in-class technology & data science to operate its advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners. For more information, visit www.system1.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release includes “forward-looking statements" within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results or “guidance” for fiscal year 2022. Forward-looking statements include, but are not limited to, statements regarding System1 or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this press release should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this press release should also carefully review the “Risk Factors” and other information included in our Annual Report on Form 10-K for the fiscal year ending December 31, 2022, as well as our registration statements on Form S-4 (including the related proxy statement/prospectus) with respect to the Business Combination with Trebia Acquisition Corp. and on Form S-1, each filed with the Securities and Exchange Commission (the “SEC”), as well as System1’s Form 10-Q’s, Form 8-K’s and other reports filed with the SEC from time to time. Please refer to these SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance following completion of the Business Combination.

Such risks, uncertainties and assumptions include, but are not limited to: (1) the ability to maintain, grow, process, utilize and protect the data we collect from consumers; (2) the ability to maintain our relationships with network partners and advertisers; (3) the performance of our responsive acquisition marketing platform, or RAMP; (4) changes in client demand for our services and our ability to adapt to such changes; (5) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (6) the ability to improve and maintain adequate internal control over financial reporting and remediate identified material weaknesses; (7) the ability to successfully source and complete acquisitions and to integrate the operations of companies System1 acquires; (8) the ability to raise financing in the future as and when needed or on market terms; (9) the ability to compete with existing competitors and the entry of new competitors in the market; (10) changes in applicable laws or regulations and the ability to maintain compliance with the various laws that our business and operations are subject to; (11) the ability to protect our intellectual property rights; and (12) other risks and uncertainties indicated from time to time in our filings with the SEC. The foregoing list of factors is not exclusive.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this press release. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this press release, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Investors:
Brett Milotte
ICR, Inc.
Brett.Milotte@icrinc.com